SCUDDER                                                              [logo]

Scudder Institutional Shares

o  Scudder Money Market Series
o  Scudder Tax Free Money Market Series
o  Scudder Government Money Market Series

Supplement to Prospectus
Dated July 7, 1997

Until June 30, 1998, the Funds' investment adviser, Scudder Kemper Investments, Inc., has agreed to continue its management fee waiver of 0.05%, 0.10% and 0.15% for the Scudder Money Market Series, Scudder Tax Free Money Market Series and Scudder Government Money Market Series, respectively. This will maintain each Fund's management fee at 0.20%, 0.15% and 0.10% of average daily net assets, respectively.


February 1, 1998